EXHIBIT 24.1

                                AUDITORS CONSENT


We hereby consent to the incorporation by reference in this filing of Registration Statement on Form S-8 of our report appearing in the Company's
Registration Statement on Form 10-SB12(G) as filed with the Securities and Exchange Commission on April 23, 2001.


October 12, 2001

/s/ Jackson & Rhodes, P.C.
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Jackson & Rhodes P.C.


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